Filed pursuant to Rule 497(e)
under the Securities Act of 1933, as amended
Registration File No: 2-34215

SCHRODER CAPITAL FUNDS (DELAWARE)

Supplement dated February 9, 2006 to

Prospectus dated March 1, 2005

The Board of Trustees of Schroder Capital Funds (Delaware) has approved proposed amendments to the advisory agreement between Schroder Capital Funds (Delaware), on behalf of Schroder International Fund and Schroder U.S. Opportunities Fund (each a "Fund" and collectively, the "Funds"), and Schroder Investment Management North America Inc. The amendments are being submitted to shareholders for approval at a meeting currently scheduled to occur on March 23, 2006. If the amended agreement is approved, each Fund will pay a combined advisory and administrative fee to Schroder Investment Management North America Inc. at the following annual rates (based on the average daily net assets of the Fund): Schroder International Fund – 0.975%; and Schroder U.S. Opportunities Fund – 1.00%. If the proposed amendments are approved by shareholders of the Funds, Schroder Investment Management North America Inc. expects that they would likely be implemented on or about March 31, 2006.

The table below provides actual and pro forma expense information regarding each of the Funds for the fiscal year ended October 31, 2005. The pro forma expense information assumes that the proposed fee increases had been effect for that year:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Schroder International Fund		Schroder U.S. Opportunities Fund
	Actual	Pro Forma	Actual	Pro Forma
Management Fees(1)	0.725%	0.975%	0.73%	1.00%
Distribution and/or Service (12b-1) Fees	None	None	None	None
Other Expenses	3.152%	3.152%	0.40%	0.40%
Total Annual Fund Operating Expenses	3.877%	4.127%	1.13%	1.40%
Less: Fee Waiver and/or Expense Limitation(2)	(2.627%)	(2.877%)	(0.00%)	(0.00%)
Net Expenses(2)	1.25%	1.25%	1.13%	1.40%

(1)	Management fees for each Fund include all fees payable to Schroders and its affiliates for investment management and fund administration services. The Funds also pay sub-administrative fees directly to SEI Investments Global Fund Services, and those fees are included under "Other Expenses."

(2)	The Net Expenses shown for the Funds reflect the effect of contractually imposed Fee Waivers and/or Expense Limitations, in effect through February 28, 2007, on the Total Annual Fund Operating Expenses of the Funds. In order to limit the Funds' expenses, the Funds' adviser is contractually obligated to reduce its compensation (and, if necessary, to pay other Fund expenses, other than interest, taxes, and extraordinary expenses) until February 28, 2007 to the extent the total operating expenses of a Fund exceed the following annual rates (based on the average daily net assets of the Fund taken separately): Schroder International Fund – 1.25%; and Schroder U.S. Opportunities Fund – 2.00%. The Funds' adviser has agreed that if the proposed fee increase is approved by shareholders, it will continue this fee waiver and expense limitation with respect to the Schroder International Fund, and will reduce its compensation (and, if necessary, pay other Fund expenses, other than interest, taxes, and extraordinary expenses) until February 28, 2007 to the extent the total operating expenses of the Schroder U.S. Opportunities Fund exceed the annual rate of 1.70%. The Funds' adviser has separately contractually agreed to waive the advisory fees paid to it by the Schroder International Fund through February 28, 2007 to the extent the advisory fees exceed 0.45% of the Fund's average daily assets; under its terms, this separate fee waiver will terminate if the amendments to the advisory agreement are approved.

Example

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Investor Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses for each year are the same as the Fund's Total Annual Fund Operating Expenses shown above (except that expenses are assumed to be the same as a Fund's Net Expenses for the first year, if different). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Schroder International Fund
Existing Fee	$127	$941	$1,773	$3,936
Proposed Fee - Pro Forma	$127	$991	$1,870	$4,136
Schroder U.S. Opportunities Fund
Existing Fee	$115	$359	$622	$1,375
Proposed Fee - Pro Forma	$143	$443	$766	$1,680